UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Preliminary Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Coller Private Credit Secondaries

(Name of Registrant as Specified in Its Charter)

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COLLER PRIVATE CREDIT SECONDARIES

950 Third Avenue

New York, NY 10022

February 27, 2026

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

Dear Shareholder,

This notice is being furnished to shareholders of Coller Private Credit Secondaries (“CPCS” or the “Fund”) to inform shareholders of the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Coller Private Market Secondaries Advisors, LLC (the “Adviser”). No changes to the management of the Fund are anticipated, and the New Investment Advisory Agreement is substantially identical to the Fund’s currently effective Investment Advisory Agreement (the “Current Advisory Agreement”) except with respect to the effective date thereof and certain other non-material changes.

As discussed in more detail in the enclosed Information Statement, the Adviser is an indirect, wholly owned subsidiary of CICAP Limited (“Coller Capital”). Coller Capital has entered into a definitive agreement with EQT AB (“EQT”) pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition (the “Transaction”). The Transaction is currently expected to close in the third quarter of 2026, subject to certain regulatory and other customary conditions to closing, and the closing of the Transaction will result in an “assignment” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Current Advisory Agreement, which will trigger an automatic termination of the Current Advisory Agreement pursuant to Section 13 therein and as is required under the 1940 Act.

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Transaction closes, at an in-person meeting of the Board of Trustees of CPCS (the “Board”) held on February 24, 2026, the Board, including a majority of the Board members who are not “interested persons” (as defined in the 1940 Act), approved the New Advisory Agreement between CPCS and the Adviser. The Board also approved the solicitation of a written consent to approve the New Advisory Agreement from certain investors in the Fund representing a majority of the outstanding voting securities of the Fund. [A majority of the Fund’s outstanding voting securities consented in writing to the New Advisory Agreement. The New Advisory Agreement is expected to take effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this Information Statement.]

Pursuant to the regulations of the Securities and Exchange Commission, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the New Advisory Agreement may take effect. You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

If you have any questions, please call [●] and we will be glad to assist you. Thank you for your continued support of Coller Capital and CPCS. We appreciate the opportunity to serve your investment needs and encourage you to contact us with any questions.

Sincerely,

Coller Private Market Secondaries Advisors, LLC

COLLER PRIVATE CREDIT SECONDARIES

INFORMATION STATEMENT

February 27, 2026

This Information Statement is being furnished on behalf of the Board of Trustees (the “Board”) of Coller Private Credit Secondaries (“CPCS” or the “Fund”), to shareholders of record (“Shareholders”) at the close of business on February 24, 2026 (the “Record Date”). This Information Statement and the attached materials are being mailed on or about April 9, 2026.

As discussed in more detail in the enclosed Information Statement, the Adviser is an indirect, wholly owned subsidiary of CICAP Limited (“Coller Capital”). Coller Capital has entered into a definitive agreement with EQT AB (“EQT”), pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition (the “Transaction”). The Transaction is currently expected to close in the third quarter of 2026, and the closing of the Transaction will result in a change of control of Coller Capital and the Adviser and constitute a deemed “assignment” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s currently effective Investment Advisory Agreement (the “Current Advisory Agreement”), which will trigger the automatic termination of the Current Advisory Agreement pursuant to Section 13 therein.

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Transaction closes, at an in-person meeting of the Board of Trustees of CPCS (the “Board”) held on February 24, 2026 (the “Meeting”), the Board, including a majority of the Board members who are not “interested persons” (as defined in the 1940 Act), approved a new investment advisory agreement (the “New Advisory Agreement”) between CPCS and the Adviser. The Board also approved the solicitation of a written consent to approve the New Advisory Agreement from certain investors in the Fund representing a majority of the outstanding voting securities of the Fund. [A majority of the Fund’s outstanding voting securities consented in writing to the New Advisory Agreement.] The New Advisory Agreement is expected to take effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the Adviser. The Fund’s most recent semi-annual and annual report, as applicable, including financial statements and schedules, are available at no charge by calling (212) 644-8500 or by visiting www.pwss.collercapital.com.

APPROVAL OF NEW ADVISORY AGREEMENT

INTRODUCTION

As discussed in more detail herein, the Adviser is an indirect, wholly owned subsidiary of Coller Capital. Coller Capital has entered into a definitive agreement with EQT, pursuant to which EQT will acquire 100% of the equity ownership interests of Coller Capital in a stock and cash acquisition. The Transaction is currently expected to close in the third quarter of 2026, and the closing of the Transaction will result in a change of control of Coller Capital and the Adviser and constitute an “assignment” (as such term is defined in the 1940 Act) of the Current Advisory Agreement, which will trigger the automatic termination of the Current Advisory Agreement pursuant to Section 13 therein.

To facilitate the Fund’s continued operation under the current advisory arrangement with the Adviser after the Transaction closes, at the Meeting, the Board, including a majority of the Board members who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreement between CPCS and the Adviser. The Board also approved the solicitation of a written consent to approve the New Advisory Agreement from certain investors in the Fund representing a majority of the outstanding voting securities of the Fund. [A majority of the Fund’s outstanding voting securities consented in writing to the New Advisory Agreement.] The New Advisory Agreement is expected to take effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this Information Statement.

The New Advisory Agreement will have an initial two-year term and then may be continued for successive annual periods upon the approval of a majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees, voting separately. Pursuant to applicable rules and regulations, the New Advisory Agreement may not take effect until at least 20 days following the date this Information Statement is sent to Shareholders.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENTS

Information About the Adviser

The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of CPCS, the Adviser is responsible for the management of the Fund. The principal office of the Adviser is located at 950 Third Avenue, New York, NY 10022. As of September 30, 2025, the Adviser had approximately $50 billion in assets under management.

New Advisory Agreement

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement with respect to services provided by the Adviser. In addition, the advisory fees payable to the Adviser by the Fund under the New Advisory Agreement are identical to the advisory fees payable under the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Terms of the Existing and New Advisory Agreement.”

THE TRANSACTION

The Transaction was announced on January 22, 2026, and is expected to close in the third quarter of 2026. The Transaction was unanimously approved by the Board of Directors of Coller Capital. The Adviser is an indirect, wholly owned subsidiary of Coller Capital. After the Transaction closes, Coller Capital will become a new business platform within EQT, with Jeremy Coller continuing to act as Chief Investment Officer and Managing Partner of Coller Capital, and there currently are no anticipated changes to the rest of Coller Capital’s senior leadership team resulting from the Transaction. Under the terms of the Transaction, the majority of the consideration to be paid to Mr. Coller and other key senior leaders will be in EQT ordinary shares, approximately 60% of which will be subject to certain lock-up provisions. Accordingly, the senior Coller Capital team will hold a substantial value of EQT ordinary shares for several years following the close of the Transaction, which will maintain their existing alignment with CPCS investors based on the performance of the Fund.

No changes to the existing portfolio management team or the Board of the Fund have taken effect or are currently anticipated to take effect as a result of the Transaction, other than the resignation of Helen Lamb from the Board. Effective February 24, 2026, Ms. Lamb resigned as a trustee of the Board prior to the Meeting, to facilitate compliance with an applicable fund regulatory requirement that will arise upon the close of the Transaction. The Fund’s current portfolio management team will continue to make all investment-related decisions with respect to the Fund after the closing of the Transaction.

As of the date of the Meeting, the Adviser and the Fund were unaware of any member of the Board having any material interest, direct or indirect, in the Transaction, except that Richard Jason Alexander Elmhirst, who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and serves as the Fund’s President and Principal Executive Officer, may be considered to have a material interest in the Transaction and approval of the New Advisory Agreement because he will receive stock-based compensation in connection with the Transaction. Accordingly, Mr. Elmhirst has a potential conflict of interest in the approval of the New Advisory Agreement. None of the Independent Trustees have any interest in the Transaction and the Board, including all of the Independent Trustees voting separately, recommended that shareholders approve the New Advisory Agreement. While Mr. Elmhirst is receiving compensation in connection with the Transaction, the Fund does not bear any of the costs related to such payments.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Transaction will result in a change of control of the Adviser pursuant to the 1940 Act; and thus, the assignment of the Current Advisory Agreement pursuant to Section 13 therein will cause it to automatically terminate upon closing of the Transaction.

The Transaction Not Expected to Adversely Affect the Adviser or the Fund

The Transaction is not expected to result in any change in the management of the Fund or to the services provided by the Adviser to the Fund or to diminish in any way the level of investment advisory services previously provided by the Adviser. Following the Transaction, the Adviser will continue to operate its business with the same investment teams and under the same leadership team, with the additional resources of EQT in support of Coller Capital.

[Shareholders of CPCS are being informed of the approval by written consent of a majority of the Fund’s outstanding voting securities of the New Advisory Agreement. No changes to the management of the Fund are anticipated.] The New Advisory Agreement is substantially similar to the Fund’s Current Advisory Agreement except with respect to the effective date thereof and certain other non-material changes.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE NEW ADVISORY AGREEMENT

At the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement, which is intended to go into effect upon the closing of the Transaction. The Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement between the Fund and the Adviser (the “Interim Advisory Agreement”), which is intended to go into effect upon the closing of the Transaction only if the shareholders of the Fund have not approved the Fund’s New Advisory Agreement as of that time. If the Fund’s Interim Agreement goes into effect, it will permit the Adviser to continue serving as the investment adviser to the Fund for a period not to exceed 150 days following the closing of the Transaction pursuant to Rule 15a-4 under the 1940 Act. The Board’s evaluative process is more fully described below.

Prior to and during meetings leading up to the Meeting, the Board reviewed and discussed information furnished by the Adviser and EQT, as requested by the Independent Trustees, that the Board considered reasonably necessary to evaluate the terms of the New Advisory Agreement and the Interim Advisory Agreement. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board.

The Board, including the Independent Trustees, concluded that the New Advisory Agreement and Interim Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Advisory Agreement and Interim Advisory Agreement and to recommend that shareholders approve the New Advisory Agreement as well.

Shortly after the announcement of the Transaction, the Independent Trustees met on January 26, 2026, and also met with Mr. Elmhirst and other representatives of the Adviser on January 30, 2026, to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested additional information to assist the Independent Trustees in their evaluation of the New Advisory Agreement and Interim Advisory Agreement and the implications of the Transaction. The Independent Trustees met again on February 23, 2026, to discuss the information they had received regarding the Transaction, the New Advisory Agreement and Interim Advisory Agreement and to further assess the expected ramifications of the Transaction for the Fund and its shareholders.

The Independent Trustees again met with senior representatives of the Adviser and EQT at the Board Meeting to further discuss the approval of the New Advisory Agreement and Interim Advisory Agreement. The representatives from the Adviser and EQT each made presentations to, and responded to questions from, the Independent Trustees. The Independent Trustees considered the Adviser’s and EQT’s responses related to the Transaction and specifically to the Fund, with respect to its evaluation of the New Advisory Agreement and Interim Advisory Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

●	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Fund, including the expected impact on the businesses conducted by the Adviser and Coller Capital with respect to the Fund;

●	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;

●	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Advisory Agreement;

●	A commitment that, for a period of three years after the closing of the Transaction, at least 75% of the Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

●	A commitment that EQT would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;

●	Information with respect to the potential impact of the Transaction on personnel and/or other resources of the Adviser and Coller Capital, as well as any retention-based compensation intended to incentivize key personnel at the Adviser and Coller Capital;

●	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about EQT

●	Information about EQT’s overall business, including information about the investment management and related businesses that EQT operates;

●	Information about EQT’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;

●	Information on how the Fund and Coller Capital are expected to fit within EQT’s overall business strategy, and any changes that EQT contemplates implementing to the Fund in the short- or long-term following the closing of the Transaction;

●	Information regarding how existing risk management protocols and procedures at EQT may impact the Fund and/or the businesses of the Adviser and Coller Capital, as they relate to the Fund;

●	Information regarding EQT’s experience at integrating previously acquired investment management businesses and its advanced technological capabilities for both operational and investment management purposes;

●	Information regarding the possibilities of enhanced distribution capabilities that could become available to the Fund as a result of EQT’s preexisting relationships with certain intermediaries;

●	Information regarding the financial condition and reputation of EQT, its global presence, experience as a fund sponsor and manager, and commitment to maintain a high level of cooperation with, and support to, the Fund;

Information about the New Advisory Agreement and Interim Advisory Agreement

●	A representation that, after the closing of the Transaction, the Fund will continue to be advised by the Adviser;

●	Information regarding the terms of the New Advisory Agreement and the Interim Advisory Agreement, including certain changes as compared to the Current Advisory Agreement between the Fund and the Adviser;

●	Information confirming that the fees payable under the New Advisory Agreement and Interim Advisory Agreement are not changed as compared to the Current Advisory Agreement;

●	A representation that the New Advisory Agreement and the Interim Advisory Agreement will not cause any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

●	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds, over various time periods;

●	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds, as well as fee and expense information as of a more recent date for the Fund;

●	Profitability analyses of the Adviser with respect to the Fund and information regarding the impact of the Transaction on profitability;

Information about Portfolio Management

●	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the closing of the Transaction, as well as the Fund’s investment strategies and policies;

●	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

●	Information regarding any contemplated changes to the policies and practices of the Adviser as a result of the Transaction;

Information about the Adviser and Coller Capital

●	Information about the financial results and condition of the Adviser and Coller Capital since the and any material changes in financial conditions that are reasonably expected to occur before and after the closing of the Transaction;

●	Confirmation that there are no immediately contemplated post the Transaction closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund;

●	The Code of Ethics of the Adviser, together with information relating to compliance with, and the administration of, such codes;

●	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

●	Information concerning the resources devoted to compliance efforts undertaken by the Adviser, including descriptions of its various compliance programs and its record of compliance;

●	Information concerning the business continuity and disaster recovery plans of the Adviser and Coller Capital;

Other Relevant Information

●	Confirmation that the Adviser intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective(s) and principal investment strategies;

●	Information regarding EQT’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

●	Confirmation that the Adviser and EQT will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the closing of the Transaction;

●	Confirmation that the current senior management team at Coller Capital has indicated its strong support of the Transaction; and

●	Information regarding the fact that EQT and Coller Capital will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Adviser regarding investment and performance matters. The Board also received information regarding fair valuation methodologies and risk management techniques employed in connection with the management of the Fund. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by the Adviser with respect to such matters.

The Independent Trustees were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Independent Trustees, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and Interim Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Advisory Agreement and Interim Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Advisory Agreement and Interim Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Advisory Agreement and Interim Advisory Agreement, the Board considered the responsibilities of the Adviser under the New Advisory Agreement and the Interim Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes.

In evaluating the nature, extent and quality of services to be provided by the Adviser under the New Advisory Agreement and the Interim Advisory Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser, and that EQT and Coller Capital have advised the Board that, following the closing of the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of EQT and Coller Capital and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the closing of the Transaction, as well as information on how the Fund is expected to fit within EQT’s overall business strategy and any changes that EQT contemplates in the short- or long-term following the closing of the Transaction. The Board also considered information provided by EQT regarding its extensive experience integrating investment management businesses it previously had acquired. The Board considered the commitments made by EQT to retaining senior management and personnel of the Adviser under the terms of the Transaction. The Board also considered information provided by EQT about EQT’s advanced technological capabilities and possibilities for how the Fund could benefit from those, including both in the operational and investment contexts. The Board also noted EQT’s and the Adviser’s commitment to keep the Board apprised of developments with respect to its long-term plans for the relationship between EQT and Coller Capital following the Transaction.

In evaluating the nature, extent and quality of the services to be provided under the New Advisory Agreement, the Board also considered investment performance information for the Fund. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group). In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against applicable peer groups.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Adviser and EQT, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by the Adviser, and that the Transaction was not expected to have an adverse effect on the ability of the Adviser to provide those services. After reviewing the foregoing information and discussing the Adviser’s proposed services to the Fund, the Board concluded that the nature, extent, and quality of the services provided by the Adviser are satisfactory and appropriate for the Fund and expected to be consistent with the terms of the New Advisory Agreement and Interim Advisory Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory services (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by the Adviser in response to inquiries from the Independent Trustees. The Board considered that the New Advisory Agreement and Interim Advisory Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, nor does the New Advisory Agreement or Interim Advisory Agreement for the Fund change the Fund’s incentive fee or the computation method for calculating such fees.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Adviser, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Profitability and “Fall-Out” Benefits

The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, were not deemed to be excessive by the Board.

The Board considered information from the Adviser and EQT that there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Adviser and EQT, in connection with their respective relationships with the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry and the possibility that such benefits could also accrue to EQT. The Board also noted that the Adviser and EQT could benefit from possible growth of the Fund resulting from enhanced distribution capabilities, including with respect to the Fund’s potential access to intermediaries with whom EQT has strong preexisting relationships. The Board concluded that any potential benefits derived by the Adviser and EQT were consistent with the types of benefits generally derived by investment advisers to other funds.

Economies of Scale

Because the Fund is relatively new and has a limited operating history, the Board noted that there was very limited information regarding economies of scale with respect to the Fund to be reviewed. The Board also considered that it is difficult to estimate whether the Fund would experience economies of scale. The Board determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Advisory Agreement and Interim Advisory Agreement for the Fund and recommended that shareholders approve the New Advisory Agreement.

REQUIRED VOTE

[Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as such term is defined in the 1940 Act, and the Shareholders of the Fund who represent a majority of such Fund’s outstanding shares have executed a written consent approving the New Advisory Agreement. The size of the majority Shareholder positions in the Fund is such that their vote necessarily determines the outcome of any proposal. As a result, the Fund is filing this Information Statement in lieu of a proxy statement.]

TERMS OF THE TRANSACTION

Terms of the Current Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the descriptions set forth in this Information Statement for the New Advisory Agreement are qualified in their entirety by reference to Exhibit A. The investment advisory services to be provided by the Adviser to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by the Adviser and the fee structure under the Current Advisory Agreement for the Fund.

Advisory Services. Both the New Advisory Agreement and the Current Advisory Agreement state that the Fund employs the Adviser, subject to the supervision of the Board of the Fund, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies, and restrictions for a Fund, to furnish and manage a continuous investment program for the Fund. Both the New Advisory Agreement and the Current Advisory Agreement state that the Adviser is to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and render regular reports to the Fund’s officers and managers concerning the Adviser’s discharge of its responsibilities.

Compensation of the Adviser. The New Advisory Agreement and the Current Advisory Agreement contain identical fee structures.

Under its Current Advisory Agreement, the Fund pays the Adviser a management fee (the “Advisory Fee”) at an annual rate of 1.00 % based on the greater of (i) the Fund’s net asset value (“NAV”) and (ii) the Fund’s NAV less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment, payable quarterly in arrears, based upon the Fund’s net assets as of month-end. In no event shall such Advisory Fee exceed 2.00% as a percentage of the Fund’s NAV.

Duration and Termination. The New Advisory Agreement and the Current Advisory Agreement provides that, after the expiration of an initial two-year term, it may be continued in effect for successive periods of one year only if such continuance is specifically approved at least annually in the manner required by the 1940 Act. Each of the New Advisory Agreement and the Current Advisory Agreement are terminable with respect to the Fund, without penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Adviser, or by the Adviser upon not less than sixty 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. The New Advisory Agreement and the Current Advisory Agreement provide that the respective agreements shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser.

Limitation of Liability. Each of the New Advisory Agreement and the Current Advisory Agreement contain identical provisions with respect to the limitation of liability. Each of the New Advisory Agreement and the Current Advisory Agreement state that, the Adviser assumes no responsibility under the agreement other than to render the services called for by it, in good faith, and the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in the agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. Pursuant to each of the New Advisory Agreement and the Current Advisory Agreement, the term “Adviser” shall include any affiliates of the Adviser performing services for the Fund contemplated in the agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

EXPENSE LIMITATION AGREEMENT AND FEE WAIVER AGREEMENT

The Adviser has entered into an Expense Limitation Agreement with the Fund, whereby the Adviser has agreed for one year from the commencement of the Fund’s operation to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure the certain annual operating expenses (excluding the following specified expenses (each as defined in the Fund’s prospectus): the Advisory Fee, Incentive Fee and any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any, collectively, the “Excluded Expenses”) do not exceed, 0.75% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of the Fund’s shares of beneficial interest. Pursuant to the terms of the Expense Limitation Agreement, with respect to each class of shares, the Fund agreed to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense. Following the initial term, the Adviser may extend the term of the Expense Limitation Agreement for a period of one year on an annual basis, subject to approval of the Board, including a majority of the Independent Trustees.

Upon the termination of the Current Advisory Agreement, the Fund’s current Expense Limitation Agreements may also be deemed to have terminated. Accordingly, the Adviser has agreed to enter into a new expense limitation agreement (the “New Expense Limitation Agreement”), on identical terms and conditions as the Fund’s current Expense Limitation Agreement, which has been approved by the Board to become effective concurrent with the effectiveness of the New Advisory Agreement.

The New Expense Limitation Agreement will continue in effect for one year from the effective date of the New Advisory Agreement and automatically renew for consecutive one-year terms thereafter unless terminated by a Fund or the Adviser pursuant to its terms.

The Adviser also has contractually agreed to reduce its Advisory Fee to an annual rate of 0.50% until June 30, 2026 (the “Advisory Fee Waiver Agreement”). The reduction of the Advisory Fee under the Advisory Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement. It is not currently anticipated that the Advisory Fee Waiver Agreement will be extended beyond June 30, 2026.

ADDITIONAL INFORMATION

Additional Information Pertaining to the Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of the Adviser as of February 24, 2026. Each individual’s address is c/o Coller Private Market Secondaries Advisors, LLC, 950 Third Avenue, New York, NY 10022.

Name	Principal Occupation at Coller Private Market Secondaries Advisors, LLC
Richard Elmhirst	President
Frank Ochsenfeld	Chief Compliance Officer
Radin Ahmadian	Director
Joshua Schnurman	Director
Alex Wahllof-Malinconico	Director
Helen Lamb[1]	Director

For the six months ended September 30, 2025, the Adviser earned $1,196,698.00 in Advisory Fees from the Fund, which the Adviser contractually agreed to reduce at an annual rate of 0.50% pursuant to an Advisory Fee Waiver Agreement between the Fund and the Adviser. Accordingly, $598,349.00 was payable as of [ ], 2025.

Affiliated Brokerage

The Fund has paid no brokerage commissions to affiliated broker-dealers since commencing operations.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

[1]	As of February 24, 2026, prior to the Meeting, Helen Lamb resigned from her position as a Trustee of CPCS. Ms. Lamb remains in her role as a Director at the Adviser.

GENERAL INFORMATION

Investment Adviser

Coller Private Market Secondaries Advisors, LLC, a Delaware limited liability company, serves as the investment adviser to the Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management of the Fund. The main office of the Adviser is located at 950 Third Avenue, New York, NY 10022.

Distributor

Paralel Distributors LLC (the “Distributor”), whose principal business address is 1700 Broadway, Suite 1850, Denver, CO 80290, acts as principal underwriter of the Fund on a commercially reasonable efforts basis, subject to various conditions, pursuant to a Distribution Agreement between the Fund and the Distributor.

State Street Bank and Trust Company.

The Fund has retained State Street Bank and Trust Company, (“State Street”), whose principal business address is 1776 Heritage Drive, North Quincy, MA 02171, to provide administrative services, and assist with operational needs. State Street also serves as the Fund’s transfer agent. State Street provides such services to the Fund pursuant to an Administration Agreement between the Fund and State Street.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, to a Shareholder upon request. To request a report, please contact the Fund by calling 212 644-8500 or writing to c/o Coller Private Market Secondaries Advisors, LLC, 950 Third Avenue, New York, NY 10022. You may also view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-202-942-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

By Order of the Board of Trustees of Coller Private Credit Secondaries

/s/
Name:	Radin Ahmadian
Title:	Secretary of the Fund

EXHIBIT A

NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

COLLER PRIVATE MARKET SECONDARIES ADVISORS, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this [  ] day of [  ], 2026, by and between Coller Private Credit Secondaries (the “Fund”) and Coller Private Market Secondaries Advisors, LLC (the “Adviser”).

WHEREAS, the Fund is a Delaware statutory trust registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is engaged primarily in rendering investment advisory, management and select administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Fund wishes to retain the Adviser to provide investment advisory, management, and select administrative services to the Fund; and

WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.	The Fund hereby appoints the Adviser to act as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	The Fund shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

3.

a.	Subject to the supervision of the Fund’s Board of Trustees (the “Board”), the Adviser shall regularly provide the Fund with investment advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund. The Adviser shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, unregistered investment funds or other investment vehicles managed by unaffiliated asset managers (“Portfolio Funds”), in loans, bonds and debt-related securities (including preferred equity securities) of portfolio companies directly or indirectly (through special purpose vehicles or other entities) alongside Portfolio Funds, and swap agreements, options, forwards and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Fund’s By-Laws and Amended and Restated Declaration and Agreement of Trust (the “Declaration of Trust”), each, as amended or further amended, (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund and any exemptive orders and SEC staff no-action letters applicable to the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser. The Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund and any sub-custodian or prime broker or other intermediary as to deliveries of securities and other investments and payments of cash in respect of transactions or cash margin or commitment calls for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies or issuers excepted from the definition of investment company under the 1940 Act. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer, seller or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board and agreed to by the Adviser. The Adviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, transfer agreements, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Adviser believes are appropriate or desirable in performing its duties under this Agreement.

b.	Subject to the direction and control of the Board, the Adviser shall perform or cause to be performed such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, administrator, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser will act as the Fund’s liaison with administrators, sub-administrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, financial intermediaries, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees of the Fund. Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

c.	The Fund hereby authorizes any entity or person associated with the Adviser, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

4.	Subject to the Board’s approval, at the expense of the Adviser and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Adviser or the Fund may enter into contracts with one or more investment subadvisers, administrators or subadministrators, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers, administrators or subadministrators any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser, administrator or subadministrator and further provided that such contracts impose on any investment subadviser, administrator or subadministrator bound thereby all the conditions to which the Adviser is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5.

a.	The Adviser, at its expense, shall supply the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser, and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Adviser shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

b.	The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; incentive fees; distribution fees; servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith, including all transaction-related fees, costs, expenses, liabilities and obligations incurred or charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers appointed by the Adviser or any of its respective affiliates in relation to potential or actual investments by the Fund, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions, and any travel expenses (including, but not limited to, reasonable transportation, lodging and meals) in respect of the foregoing; fees and expenses of custodians, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs); research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes; legal expenses (including in connection with investment activities); loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund (including, but not limited to, transportation, lodging and meals), if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; expenses incurred in connection with the operation, administration, termination, winding-up or liquidation of the Fund or any of its subsidiaries; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, or government investigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any indemnification expenses as provided for in the Fund’s Governing Documents.

It also is understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses (including, but not limited to, transportation, lodging and meals)), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

c.	In addition to the foregoing expenses described in Section 5(b), and notwithstanding anything to the contrary in this Section 5, the Fund will bear its allocable portion of the operating expenses (“Operating Expenses”) as described herein , as determined by the Adviser in its reasonable discretion, in a manner that is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund.

“Operating Expenses” may include, subject only to limitation under the 1940 Act or other applicable statute or regulation, the Fund’s allocable share of costs and expenses related to the operation, administration, management and business, including investment activities and liquidation of the Fund and any Fund subsidiaries.

Operating Expenses may be incurred at any time prior to or during the life of the Fund or any Fund subsidiaries and shall include, unless deemed an Adviser expense under Subsection (b), all fees, costs, expenses, taxes, expected tax liabilities, liabilities and obligations:

i.	charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals, financial advisers and/or other financial institutions, and/or other service providers or advisers (in each case, not being members of CICAP Limited, the parent company of the Coller Capital Group (the “Coller Group”) the Coller Group or a director, officer, associate, partner, employee or consultant of any member of the Coller Group that is a natural person (the “Coller Executives”) unless engaged at arm’s length terms) that are appointed by the Board, the Adviser or any of their respective affiliates in respect of the Fund or any Fund subsidiaries;

ii.	incurred by the Fund, its subsidiaries or the Adviser or any of their respective affiliates, in each case in relation to the operation, administration, termination, winding-up or liquidation of the Fund or a Fund subsidiary, including software and data licensing, subscription and related costs, travel expenses (including but not limited to transportation, lodging, and meals) and expenses and all fees, costs, expenses and liabilities incurred in connection with:

1.	any borrowings, other indebtedness or undertakings incurred or made in accordance with the Declaration of Trust and the Fund’s registration statement filed with the SEC on form N-2 (the “Registration Statement”) or relating to hedging arrangements entered into in accordance with the Declaration of Trust and the Registration Statement;

2.	the appointment or use of any custodian and/or depositary in relation to the safeguarding, administering and/or holding (or similar) of assets of the Fund or a Fund subsidiary and/or the performance of any functions of a custodian and/or depositary contemplated by the 1940 Act or any national laws or regulations in any jurisdiction;

3.	the Adviser’s or any of their respective affiliates’ compliance with disclosure, reporting and other similar obligations pursuant to the Declaration of Trust or the Registration Statement governing the Fund or its subsidiaries or under the 1940 Act or other applicable law or any national laws or regulations in any jurisdiction and/or incurred in connection with the Fund’s or a Fund subsidiary’s legal and regulatory compliance with U.S. federal, state, local, non-U.S. or other laws and regulations;

4.	tax proceedings involving the Fund or a Fund subsidiary, including the filing of tax returns and tax refund claims and any other tax filings (including but not limited to any U.S. Schedule K-1 (Form 1065) tax form), in connection with any tax audit, investigation, settlement or review of the Fund and any Fund subsidiary or in relation to compliance with any applicable tax reporting requirements;

5.	compliance with applicable laws and regulations, including, for the avoidance of doubt, any anti-money laundering, anti-terrorist financing or anti-tax evasion laws and regulations, and the operation, administration, termination, winding-up or liquidation of the Fund or any Fund subsidiary;

6.	fees, costs and expenses incurred in connection with any interpretation of, amendments, restatements or other modifications to, and compliance with the Registration Statement, the Declaration of Trust any other constituent or related documents of the Fund or any of the Fund subsidiaries, including the solicitation of any required shareholder vote and costs of preparation of proxy solicitation materials or preparation of other materials in connection with compliance (or monitoring compliance) with such documents;

iii.	incurred in relation to shareholder meetings; meetings of the Fund’s Board (including but not limited to the fees, costs and expenses of any legal counsel or other advisors retained by, or at the direction or for the benefit of, the Board and the production and distribution of the reports and accounts in accordance with the Declaration of Trust and the Registration Statement and any other valuations (including valuation costs and/or valuation support services) or certifications required pursuant to the Registration Statement or by law or regulation, including the fees of the independent registered public accounting firm in connection therewith and any external valuer or auditor of valuations appointed in connection with applicable law and/or regulation and any other information or reporting requirements imposed in respect of the Fund or any Fund subsidiaries by applicable law or regulations;

iv.	charged by employees, delegates, independent agents, lawyers, accountants, appraisers, consultants, intermediaries, valuers, lenders, banks, administrators, custodians, depositaries, auditors, brokers, finders, investment professionals and financial advisers and/or other financial institutions and other service providers or advisers (in each case, not being members of the Coller Group or Coller Executives unless engaged on arm’s length terms) appointed by the Adviser or any of their respective affiliates in relation to investments or proposed investments by the Fund or a Fund subsidiary, whether in respect of the identification, due diligence, selection, bidding process, structuring, negotiation, acquisition, syndication, currency conversion (in the event of an investment denominated in a currency other than the U.S. Dollar), monitoring, holding or disposition thereof and whether incurred directly or indirectly (including through any intermediate holding vehicles), in each case, to the extent that such fees, costs, expenses and liabilities are not borne by a third party, together with the Fund’s pro-rata share of any transaction-related fees or costs incurred in respect of unconsummated investments, including, where applicable, in relation to any prospective syndication or co-investment transactions;

v.	non-advisory-related expenses incurred in relation to investments or proposed investments by the Fund or any Fund subsidiary;

vi.	incurred in relation to all fees or other charges levied by any governmental agency or regulatory body against the Fund or any Fund subsidiary in connection with its investments, proposed investments, reporting requirements or otherwise;

vii.	incurred in relation to any:

1.	indemnity or liability insurance (or its equivalent) taken out by or in respect of any member of the Coller Group to the extent that such indemnity or liability insurance relates to the affairs of the Fund or any Fund subsidiary; and

2.	directors’ and officers’ liability insurance taken out by or in respect of any member of the Coller Group, (including in respect of any person who may be nominated to the Board, advisory board or similar body of a Portfolio Fund or intermediate holding vehicle by theAdviser or any other member of the Coller Group), to the extent that such directors’ and officers’ liability insurance relates to the affairs of any the Fund or a Fund subsidiary,

viii.	incurred (whether directly or indirectly, including through any intermediate holding vehicles) by or on behalf of the Fund or a Fund subsidiary in connection with any litigation, arbitration, investigation and other proceedings and, if applicable, the settlement thereof, provided that in circumstances where an Indemnified Party is not entitled to exculpation and indemnification with respect to any claim, liability, costs, damages or expenses, then the Fund will not bear any fees, costs, expenses or liabilities relating thereto;

ix.	incurred in respect of establishing, operating, managing and winding-up direct and indirect investment holding and investment structures (including any intermediate holding vehicles) in various jurisdictions in connection with the Fund’s or any Fund subsidiary’s conduct of any of its investment activities, in each case to the extent not borne by the relevant Portfolio Fund or, with respect to direct investments in credit assets issued by a private company, the relevant private company; or

x.	incurred by the Fund or on behalf of the Fund by the Adviser or the Coller Group or their affiliates in relation to the salaries, benefits, overhead and other similar expenses associated with the hiring, onboarding or retention of certain personnel employed by or otherwise associated with service providers of the Fund (including but not limited to law firms or accounting firms engaged on behalf of the Fund), to provide professional services directly to the Fund as part of a secondment, internship, employee share or similar arrangement.

To the extent paid by the Adviser, or any member of the Coller Group (or any of their affiliates), as the case may be, Operating Expenses shall be reimbursed by the Fund or any Fund subsidiary.

6.	No member of the Board, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

7.	Compensation

a.	In consideration of the services provided by the Adviser under this Agreement, the Fund will pay the Adviser an advisory fee (the “Advisory Fee”) and an incentive fee (the “Incentive Fee”) as indicated on Schedule A.

b.	The Advisory Fee is calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for each quarter. For purposes of determining the Advisory Fee payable to the Adviser, the Fund’s net asset value will be calculated prior to the inclusion of any amounts of the Advisory Fee or Incentive Fee payable to the Adviser or to any purchases or repurchases of shares of the Fund or any distributions by the Fund.

c.	The Incentive Fee is calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for each quarter.

d.	For the purpose of determining fees payable to the Adviser under this Section 7, the value of the Fund’s assets will be computed at the times and in the manner specified in the Registration Statement, and on days on which the value of Fund assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the assets were determined. Furthermore, fees payable to the Adviser under this Section 7 will be earned and attributed to each class of the Fund's shares based on the net asset value and net profits of the Fund attributable to each such class of shares and in accordance with U.S. Generally Accepted Accounting Principles applicable to the Fund.

8.	The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Adviser” shall include any affiliates of the Adviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

9.	Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a Board member, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other assets consistent with the investment policies of the Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities or other assets will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

10.	On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund, as well as other funds or accounts managed by the Adviser or its affiliates (“Coller-advised funds”), the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other Coller-advised funds to the extent permitted by the 1940 Act. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made, or transaction is effected. The Adviser will endeavor to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund and in an effort to avoid favoring one client over another and taking into account the Adviser’s or any affiliate’s investment allocation procedures, as may be amended or modified from time to time, and all other relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, (ii) differences with respect to investment objectives or current investment strategies, (iii) differences in risk profile at the time the opportunity becomes available, (iv) the potential transaction and other costs of allocating an opportunity among the Coller-advised funds, (v) potential conflicts of interests, (vi) the nature of the investment or transaction, (vii) current and anticipated market and general economic conditions and (viii) existing and prior positions in such investment opportunity. The Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

11.	For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12.	This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A, provided that it shall have been approved by the Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

13.	This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser.

14.	The Adviser agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction. The undersigned officer of the Fund has executed this Agreement not individually, but as an officer under the Fund’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually.

15.	No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

16.	This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17.	This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

18.	This Agreement shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.

19.	Subject to the proviso of the first sentence of Section 8 of this Agreement, the Adviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Adviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Adviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

COLLER PRIVATE CREDIT SECONDARIES

By:

Name:	Eli Bauernfreund
Title:	Vice President

COLLER PRIVATE MARKET SECONDARIES ADVISORS, LLC

By:

Name:	Richard Jason Alexander Elmhirst
Title:	President

Schedule A

Date: [  ], 2026

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser an Advisory Fee at a rate equal to 1.00% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Advisory Fee will be computed as of the last day of each month, and will be due and payable in arrears within five business days after the completion of the net asset value computation for each quarter. In no event will the Advisory Fee exceed 2.00% as a percentage of the Fund’s net asset value. For the purposes of calculating the Advisory Fee, a “commitment” is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund.

Incentive Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser an Incentive Fee equal to 12.5% of the Fund’s Pre-incentive Fee Net Investment Income (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a 100% catch up. “Pre-incentive Fee Net Investment Income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from its investments earned or accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (excluding the Incentive Fee and any distribution and/or shareholder servicing fees). Pre-incentive Fee Net Investment Income does not include any component of capital gains or capital appreciation.

The Fund will pay the Advisor the Incentive Fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Investment Income in each calendar quarter as follows:

A.	No Incentive Fee is payable to the Adviser if the Fund’s Pre-incentive Fee Net Investment Income, expressed as a percentage of the Fund’s net asset value in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.25% (5.0% annualized);

B.	100% of the portion of the Fund’s Pre-incentive Fee Net Investment Income that exceeds the hurdle rate but is less than 1.43% (the “Catch-up”) is payable to the Adviser if the Fund’s Pre-incentive Fee Net Investment Income, expressed as a percentage of the Fund’s net asset value in respect of the relevant quarter, exceeds the hurdle rate but is less than 1.43% (5.72% annualized); and

C.	[ ]% of the portion of the Fund’s Pre-incentive Fee Net Investment Income attributable to the applicable share class that exceeds the “catch-up” is payable to the Adviser if the Fund’s Pre-incentive Fee Net Investment Income, expressed as a percentage of the Fund’s net asset value in respect of the relevant quarter exceeds 1.43% (5.72% annualized).

EXHIBIT B

5% or Greater Ownership of A Share Class

The following table identifies those investors known by the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of February 24, 2026. Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Coller Private Credit Secondaries

Shareholder Name and Address	Percentage of Shares of Class Owned
Midland National Life Insurance Company	30.51%
8300 MILLS CIVIC PKWY
WEST DES MOINES, IA 50265

Keys Investor III, LLC	17.27%
4425 PONCE DE LEON BLVD., 4TH FLOOR
CORAL GABLES, FL 33146

General Electric Pension Trust	9.96%
C/O GE INVESTMENT MANAGEMENT CORP.
901 MAIN AVENUE, THE TOWERS AT MERRIT RIVER
NORWALK, CT 06851

Prudential Trust Company	5.37%
as the Trustee of the Prudential Retirement Plan for Advisors
30 SCRANTON OFFICE PARK
SCRANTON, PA 18507